UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 19, 2023
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Applied Bank Blvd, Suite 300, Glen Mills, Pennsylvania 19342
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Brian Berube as the Company's Senior Vice President, General Counsel and Corporate Secretary
On September 19, 2023, Brian A. Berube, Senior Vice President, General Counsel and Corporate Secretary of Axalta Coating Systems Ltd. (the “Company”), informed the Company’s Board of Directors (the “Board”) of his decision to retire from such positions, effective as of December 31, 2023. The Board has appointed Alex Tablin-Wolf to succeed Mr. Berube as Senior Vice President, General Counsel and Corporate Secretary, effective January 1, 2024.
In connection with his retirement, Mr. Berube and the Company have entered into a consulting agreement (the “Consulting Agreement”), pursuant to which Mr. Berube will provide certain consulting services, as requested by the Company, following the date of his retirement through July 31, 2024. Under the Consulting Agreement, among other things, Mr. Berube will receive a monthly retainer of $27,000 for up to a specified number of hours of service (and be entitled to a specified hourly rate for any additional hours) and his outstanding equity awards will continue to vest during the term of the Consulting Agreement in accordance with the terms of the agreements governing such equity awards and the terms and conditions of the Axalta Coating Systems Ltd. Second Amended and Restated 2014 Incentive Award Plan. At the end of the term of the Consulting Agreement, any outstanding performance-based equity awards held by Mr. Berube will be prorated for service through such date and remain outstanding and eligible to vest based on the Company’s actual performance under such awards.
The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full terms and conditions of the Consulting Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and which is incorporated in this Item 5.02 by reference.
Item 7.01. Regulation FD Disclosure.
On September 25, 2023, the Company issued a press release announcing the retirement of Mr. Berube, and the appointment of Mr. Tablin-Wolf, as the Company’s Senior Vice President, General Counsel and Corporate Secretary. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, dated as of September 19, 2023, by and between Axalta Coating Systems Ltd. and Brian A. Berube
99.1	Press Release dated September 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	September 25, 2023	By:	/s/ Carl D. Anderson II
Carl D. Anderson II
Senior Vice President and Chief Financial Officer